EXHIBIT 99.B
EL PASO CORPORATION
Operating Statistics
Fourth Quarter 2005
Table of Contents

Page
Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipeline Group
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration & Production
Earnings Before Interest Expense and Income Taxes	7
Sales Volumes, Realized Prices and Costs Per Unit	8

Marketing and Trading
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Field Services
Earnings Before Interest Expense and Income Taxes	12

Other
Earnings Before Interest Expense and Income Taxes	13

Schedule of Significant Items	14

EL PASO CORPORATION

CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004
Operating revenues	$957	$1,275	$4,017	$5,539

Operating expenses
Cost of products and services	64	103	323	1,218
Operation and maintenance	793	592	2,024	1,744
Western Energy Settlement	—	—	59	—
Depreciation, depletion and amortization	281	275	1,121	1,068
Loss on long-lived assets	121	240	407	1,077
Taxes, other than income taxes	59	56	270	250

	1,318	1,266	4,204	5,357

Operating income (loss)	(361)	9	(187)	182

Equity earnings and other income (expense)	255	(251)	585	635

Earnings (loss) before interest expense, income taxes, and other charges	(106)	(242)	398	817

Interest and debt expense	346	378	1,380	1,607

Return on preferred interests of consolidated subsidiaries	—	7	9	25

Loss before income taxes	(452)	(627)	(991)	(815)

Income taxes (benefit)	(169)	(101)	(289)	14

Loss from continuing operations	(283)	(526)	(702)	(829)

Discontinued operations, net of income taxes	125	(16)	100	(118)

Cumulative effect of accounting changes, net of income taxes	(4)	—	(4)	—

Net loss	(162)	(542)	(606)	(947)

Preferred stock dividends	10	—	27	—

Net loss available to common stockholders	$(172)	$(542)	$(633)	$(947)

Diluted income (loss) per common share
Loss from continuing operations	$(0.45)	$(0.82)	$(1.13)	$(1.30)
Discontinued operations, net of income taxes	0.20	(0.03)	0.16	(0.18)
Cumulative effect of accounting changes, net of income taxes	(0.01)	—	(0.01)	—

Net loss per common share	$(0.26)	$(0.85)	$(0.98)	$(1.48)

Diluted average common shares outstanding (000’s)	655,390	639,320	646,130	638,948

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2005				2004				Year-to-Date
(In millions, except per share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Operating revenues	$1,108	$1,184	$768	$793	$1,472	$1,443	$1,349	$1,275	$4,017	$2,024	$6,339

Operating expenses
Cost of products and services	94	54	111	64	349	399	367	103	323	1,218	1,637
Operation and maintenance	359	409	463	793	373	342	437	592	2,024	1,744	1,890
Western Energy Settlement	59	—	—	—	—	—	—	—	59	—	104
Ceiling test charges	—	—	—	—	—	—	—	—	—	—	5
Depreciation, depletion and amortization	275	291	274	281	269	259	265	275	1,121	1,068	1,157
Loss on long-lived assets	7	276	3	121	238	17	582	240	407	1,077	860
Taxes, other than income taxes	71	65	75	59	63	65	66	56	270	250	292

Total operating expenses	865	1,095	926	1,318	1,292	1,082	1,717	1,266	4,204	5,357	5,945

Operating income (loss)	243	89	(158)	(361)	180	361	(368)	9	(187)	182	394

Equity earnings and other income (expense)	222	45	63	255	128	128	630	(251)	585	635	359

Earnings (loss) before interest expense, income taxes and other charges	465	134	(95)	(106)	308	489	262	(242)	398	817	753

Interest and debt expense	350	340	344	346	423	410	396	378	1,380	1,607	1,790
Return on preferred interests of consolidated subsidiaries	6	3	—	—	6	6	6	7	9	25	52

Income (loss) before income taxes	109	(209)	(439)	(452)	(121)	73	(140)	(627)	(991)	(815)	(1,089)

Income taxes (benefit)	(6)	3	(117)	(169)	5	45	65	(101)	(289)	14	(484)

Income (loss) from continuing operations	115	(212)	(322)	(283)	(126)	28	(205)	(526)	(702)	(829)	(605)

Discontinued operations, net of income taxes	(9)	(26)	10	125	(70)	(23)	(9)	(16)	100	(118)	(1,269)

Cumulative effect of accounting changes, net of income taxes(1)	—	—	—	(4)	—	—	—	—	(4)	—	(9)

Consolidated net income (loss)	$106	$(238)	$(312)	$(162)	$(196)	$5	$(214)	$(542)	$(606)	$(947)	$(1,883)

Preferred stock dividends	—	8	9	10	—	—	—	—	27	—	—

Net income (loss) available to common stockholders	$106	$(246)	$(321)	$(172)	$(196)	$5	$(214)	$(542)	$(633)	$(947)	$(1,883)

Diluted earnings (loss) per common share	$0.17	$(0.38)	$(0.50)	$(0.26)	$(0.31)	$0.01	$(0.33)	$(0.85)	$(0.98)	$(1.48)	$(3.15)

Diluted average common shares outstanding (000’s)	641,816	640,898	648,417	655,390	638,212	639,119	639,163	639,320	646,130	638,948	597,051

Pretax Significant Items impacting EBIT(2)	$(45)	$411	$80	$(16)	$290	$39	$109	$635	$430	$1,073	$1,268

(1)	$4 million in 2005 resulting from the adoption of FIN No. 47, Accounting for Conditional Asset Retirement Obligations and $9 million in 2003 resulting from the adoption of SFAS No. 143, Accounting for Asset Retirement Obligations

(2)	Refer to Schedule of Significant Items on page 14 for details

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2005				2004				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Operating revenues
Pipeline Group	$768	$653	$646	$716	$721	$617	$604	$709	$2,783	$2,651	$2,647
Exploration & Production	439	452	449	447	446	430	400	459	1,787	1,735	2,141
Marketing and Trading	(175)	(21)	(389)	(211)	(159)	(141)	(120)	(88)	(796)	(508)	(635)
Power	43	69	18	(1)	174	203	141	135	129	653	1,054
Field Services	48	28	45	2	313	363	366	55	123	1,097	1,283
Other and eliminations	(15)	3	(1)	4	(23)	(29)	(42)	5	(9)	(89)	(151)

Consolidated total	1,108	1,184	768	957	1,472	1,443	1,349	1,275	4,017	5,539	6,339

Depreciation, depletion and amortization
Pipeline Group	111	108	108	110	100	101	104	105	437	410	386
Exploration & Production	146	157	153	156	140	131	136	141	612	548	576
Marketing and Trading	1	1	1	1	3	3	4	3	4	13	25
Power	7	7	5	4	11	9	9	9	23	38	76
Field Services	1	1	1	—	2	3	3	—	3	8	27
Other	9	17	6	10	13	12	9	17	42	51	67

Consolidated total	275	291	274	281	269	259	265	275	1,121	1,068	1,157

Operating income (loss)
Pipeline Group	362	262	207	188	348	260	218	303	1,019	1,129	1,063
Exploration & Production	180	175	167	149	203	202	147	174	671	726	1,073
Marketing and Trading	(186)	(32)	(404)	(233)	(175)	(154)	(139)	(94)	(855)	(562)	(819)
Power	(24)	(275)	(23)	(107)	(205)	55	(49)	(197)	(429)	(396)	(20)
Field Services	2	(5)	(26)	13	2	(1)	(489)	(13)	(16)	(501)	(197)
Other	(91)	(36)	(79)	(371)	7	(1)	(56)	(164)	(577)	(214)	(706)

Consolidated total	243	89	(158)	(361)	180	361	(368)	9	(187)	182	394

Earnings (loss) before interest expense and income taxes (EBIT)
Pipeline Group	412	309	272	233	386	308	268	369	1,226	1,331	1,234
Exploration & Production	183	176	169	168	204	204	150	176	696	734	1,091
Marketing and Trading	(185)	(30)	(398)	(224)	(164)	(152)	(138)	(85)	(837)	(539)	(809)
Power	(37)	(306)	(49)	(59)	(173)	101	(10)	(494)	(451)	(576)	(40)
Field Services	182	(3)	(22)	128	28	19	49	(12)	285	84	129
Other	(90)	(12)	(67)	(352)	27	9	(57)	(196)	(521)	(217)	(852)

Consolidated total	$465	$134	$(95)	$(106)	$308	$489	$262	$(242)	$398	$817	$753

Total Significant Items impacting EBIT (1)	$(45)	$411	$80	$(16)	$290	$39	$109	$635	$430	$1,073	$1,268

(1)	Refer to Schedule of Significant Items on page 14 for details.

PIPELINE GROUP

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

(Excludes Intrasegment Transactions)

	2005				2004				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Operating revenues	$768	$653	$646	$716	$721	$617	$604	$709	$2,783	$2,651	$2,647

Operating expenses
Operation and maintenance	259	246	288	336	234	219	244	271	1,129	968	941
Western Energy Settlement	—	—	—	—	—	—	—	—	—	—	127
Depreciation, depletion and amortization	111	108	108	110	100	101	104	105	437	410	386
(Gain) loss on long-lived assets	(7)	(3)	—	45	(1)	—	—	—	35	(1)	(10)
Taxes, other than income taxes	43	40	43	37	40	37	38	30	163	145	140

Total	406	391	439	528	373	357	386	406	1,764	1,522	1,584

Operating income	362	262	207	188	348	260	218	303	1,019	1,129	1,063

Equity earnings and other income	50	47	65	45	38	48	50	66	207	202	171

Earnings before interest expense and income taxes (EBIT)	$412	$309	$272	$233	$386	$308	$268	$369	$1,226	$1,331	$1,234

Significant Items:
Operating expenses	$—	$(2)	$—	$46	$4	$1	$—	$(1)	$44	$4	$(1)
Western Energy Settlement and related expenses	—	—	—	—	—	—	—	—	—	—	135
Equity earnings and other income	—	—	(1)	—	—	—	(4)	(15)	(1)	(19)	(16)

Total Significant Items	$—	$(2)	$(1)	$46	$4	$1	$(4)	$(16)	$43	$(15)	$118

PIPELINE GROUP

THROUGHPUT

(Excludes Intrasegment Volumes)
(BBtu/d)

	2005				2004				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Tennessee Gas Pipeline	5,026	4,315	4,146	4,298	5,385	4,321	3,858	4,322	4,443	4,469	4,710
American Natural Resources	4,947	3,686	3,705	4,074	4,946	3,838	3,577	3,914	4,100	4,067	4,232
Southern Natural Gas	2,243	1,735	2,005	1,955	2,589	2,035	1,984	2,046	1,984	2,163	2,101
El Paso Natural Gas (1)	4,055	4,089	4,332	4,374	3,981	4,152	4,432	4,371	4,214	4,235	4,066
Colorado Interstate Gas (2)	3,406	3,653	3,781	3,720	2,824	2,720	2,678	2,957	3,641	2,795	2,743
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50	50	50	50	50	50	50

Total	19,727	17,528	18,019	18,471	19,775	17,116	16,579	17,660	18,432	17,779	17,902

Equity Investments (Ownership Percentage)
Citrus (50%)	952	959	1,080	840	921	1,029	1,119	959	958	1,007	981
Great Lakes (50%)	1,223	1,140	1,109	1,281	1,131	1,096	1,079	1,094	1,188	1,100	1,183
Samalayuca & Gloria a Dios (50%)	209	214	217	207	208	219	228	210	212	216	204
San Fernando (50%)	475	475	475	475	475	475	475	475	475	475	65

Total	2,859	2,788	2,881	2,803	2,735	2,819	2,901	2,738	2,833	2,798	2,433

Total throughput	22,586	20,316	20,900	21,274	22,510	19,935	19,480	20,398	21,265	20,577	20,335

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION & PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005				2004				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Operating revenues
Natural gas	$353	$354	$354	$359	$368	$363	$325	$372	$1,420	$1,428	$1,831
Oil, condensate and natural gas liquids (NGL)	85	96	105	85	77	66	75	87	371	305	305
Other(1)	1	2	(10)	3	1	1	—	—	(4)	2	5

Total operating revenues	439	452	449	447	446	430	400	459	1,787	1,735	2,141

Transportation and net product costs (2)	(13)	(12)	(11)	(11)	(14)	(13)	(13)	(14)	(47)	(54)	(82)

Total operating margin	426	440	438	436	432	417	387	445	1,740	1,681	2,059

Operating expenses
Depreciation, depletion and amortization	146	157	153	156	140	131	136	141	612	548	576
Production costs (3)	55	59	72	75	42	44	58	66	261	210	229
General and administrative expenses	41	43	45	56	36	37	47	53	185	173	160
Other charges (4)	—	2	—	1	9	2	1	10	3	22	16
Taxes, other than production and income taxes	4	4	1	(1)	2	1	(2)	1	8	2	5

Total	246	265	271	287	229	215	240	271	1,069	955	986

Operating income	180	175	167	149	203	202	147	174	671	726	1,073

Equity earnings and other income	3	1	2	19	1	2	3	2	25	8	18

Earnings before interest expense and income taxes (EBIT)	$183	$176	$169	$168	$204	$204	$150	$176	$696	$734	$1,091

Significant Items:
Ceiling test charges	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5
Operating expenses	—	2	—	1	9	2	1	10	3	22	11

Total Significant Items	$—	$2	$—	$1	$9	$2	$1	$10	$3	$22	$16

(1)	Includes Brazil’s mark-to-market loss of $10 million as of December 31, 2005

(2)	Amounts are included in operating expenses on our consolidated statement of income

(3)	Production costs include lease operating costs and production related taxes (including ad valorem and severance taxes)

(4)	Other charges include ceiling test, restructuring costs, asset impairment and (gains) losses on asset sales

EXPLORATION & PRODUCTION
SALES VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2005				2004				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Natural Gas Sales Volumes from Continuing Operations (MMcf)
Onshore	20,324	24,259	26,489	26,724	18,784	18,504	20,204	20,143	97,796	77,635	83,426
Gulf of Mexico and South Louisiana	14,754	13,289	9,831	7,375	24,574	19,502	15,810	14,830	45,249	74,716	125,832
Texas Gulf Coast	16,758	16,560	15,115	15,236	22,341	23,529	20,616	19,172	63,669	85,658	129,504
International	4,322	3,682	3,845	3,729	—	—	2,652	4,196	15,578	6,848	—

Total Natural Gas Sales Volumes from Continuing Operations	56,158	57,790	55,280	53,064	65,699	61,535	59,282	58,341	222,292	244,857	338,762
Total Natural Gas Sales Volumes from Discontinued Operations(1)	445	91	—	—	4,694	101	46	429	536	5,270	15,536

Total Natural Gas Sales Volumes	56,603	57,881	55,280	53,064	70,393	61,636	59,328	58,770	222,828	250,127	354,298

Oil, Condensate and NGL Sales Volumes from Continuing Operations (MBbls)
Onshore	322	420	554	632	268	299	288	301	1,928	1,156	1,374
Gulf of Mexico and South Louisiana	1,028	1,092	830	414	1,493	909	1,007	981	3,364	4,390	6,197
Texas Gulf Coast	621	605	538	460	949	729	583	691	2,224	2,952	4,207
International	165	143	146	166	—	—	135	185	620	320	—

Total Oil, Condensate and NGL Sales Volumes from Continuing Operations	2,136	2,260	2,068	1,672	2,710	1,937	2,013	2,158	8,136	8,818	11,778
Total Oil, Condensate and NGL Sales Volumes from Discontinued Operations (1)	—	—	—	—	58	—	—	—	—	58	309

Total Oil, Condensate and NGL Sales Volumes	2,136	2,260	2,068	1,672	2,768	1,937	2,013	2,158	8,136	8,876	12,087

Equivalent Sales Volumes from Continuing Operations (MMcfe)
Onshore	22,256	26,782	29,807	30,516	20,392	20,298	21,933	21,948	109,361	84,571	91,676
Gulf of Mexico and South Louisiana	20,923	19,842	14,809	9,859	33,532	24,956	21,845	20,718	65,433	101,051	163,012
Texas Gulf Coast	20,484	20,189	18,345	17,996	28,034	27,903	24,117	23,318	77,014	103,372	154,744
International	5,313	4,538	4,723	4,725	—	—	3,464	5,308	19,299	8,772	—

Total Equivalent Sales Volumes from Continuing Operations	68,976	71,351	67,684	63,096	81,958	73,157	71,359	71,292	271,107	297,766	409,432
Total Equivalent Sales Volumes from Discontinued Operations (1)	445	91	—	—	5,043	101	46	429	536	5,619	17,388

Total Equivalent Sales Volumes	69,421	71,442	67,684	63,096	87,001	73,258	71,405	71,721	271,643	303,385	426,820

Unconsolidated Affiliate Volumes (Four Star)
Natural Gas (MMcf)	—	—	1,605	5,084	—	—	—	—	6,689	—	—
Oil, Condensate and NGL (MBbls)	—	—	92	267	—	—	—	—	359	—	—
Total Equivalent Sales Volumes (MMcfe)	—	—	2,156	6,688	—	—	—	—	8,844	—	—

Weighted Average Realized Prices (2)
Natural gas including hedges ($/Mcf)	$6.10	$5.96	$6.22	$6.55	$5.46	$5.76	$5.30	$6.18	$6.21	$5.66	$5.22
Natural gas excluding hedges ($/Mcf)	$5.53	$6.18	$7.56	$10.33	$5.54	$5.81	$5.35	$6.28	$7.35	$5.73	$5.33
Oil, condensate and NGL including hedges ($/Bbl)	$39.11	$41.80	$50.17	$50.27	$27.32	$32.57	$36.32	$39.44	$44.97	$33.49	$24.91
Oil, condensate and NGL excluding hedges ($/Bbl)	$39.45	$42.48	$51.28	$51.63	$27.31	$32.57	$36.44	$39.89	$45.80	$33.63	$25.59

Production cost
Average lease operating cost ($/Mcfe)	$0.61	$0.76	$0.74	$0.76	$0.49	$0.51	$0.67	$0.74	$0.72	$0.60	$0.42
Average production taxes ($/Mcfe)	$0.19	$0.07	$0.32	$0.42	$0.03	$0.09	$0.14	$0.19	$0.24	$0.11	$0.14

Total production cost ($/Mcfe)	$0.80	$0.83	$1.06	$1.18	$0.52	$0.60	$0.81	$0.93	$0.96	$0.71	$0.56

Average general and administrative cost ($/Mcfe)	$0.59	$0.61	$0.65	$0.90	$0.44	$0.51	$0.65	$0.75	$0.68	$0.58	$0.39

Unit of production depletion cost ($/Mcfe)	$2.00	$2.05	$2.11	$2.25	$1.58	$1.64	$1.75	$1.81	$2.10	$1.69	$1.31

(1)	Includes Canada and Hungary

(2)	Prices are stated after transportation costs

MARKETING AND TRADING

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005				2004				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Gross margin and other revenue	$(175)	$(21)	$(389)	$(211)	$(159)	$(141)	$(120)	$(88)	$(796)	$(508)	$(636)

Operating expenses
Operation and maintenance	10	9	14	21	13	10	15	15	54	53	183
Western Energy Settlement	—	—	—	—	—	—	—	—	—	—	(25)
Depreciation, depletion and amortization	1	1	1	1	3	3	4	3	4	13	25
Gain on long-lived assets	—	—	—	—	—	—	—	—	—	—	(3)
Taxes, other than income taxes	—	1	—	—	—	—	—	(12)	1	(12)	3

Total	11	11	15	22	16	13	19	6	59	54	183

Operating loss	(186)	(32)	(404)	(233)	(175)	(154)	(139)	(94)	(855)	(562)	(819)

Equity earnings and other income	1	2	6	9	11	2	1	9	18	23	10

Earnings (loss) before interest expense and income taxes (EBIT)	$(185)	$(30)	$(398)	$(224)	$(164)	$(152)	$(138)	$(85)	$(837)	$(539)	$(809)

Significant Items:
Operating expenses	$—	$—	$—	$—	$2	$—	$—	$—	$—	$2	$14
Western Energy Settlement and related expenses	—	—	—	—	—	—	—	—	—	—	(19)

Total Significant Items	$—	$—	$—	$—	$2	$—	$—	$—	$—	$2	$(5)

MARKETING AND TRADING
OPERATING DATA

	2005				2004				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Price Risk Management Statistics
Forward Trading Book (in millions)	$46	$36	$(270)	$(753)	$(525)	$(626)	$(752)	$(61)	$(753)	$(61)	$(488)

Average VAR (in millions) (1)	$20	$23	$42	$58	$33	$31	$35	$51	$36	$38	$37

Physical Gas Delivery (BBtu/d)	1,534	1,597	1,564	1,185	2,073	1,735	1,793	1,724	1,469	1,831	3,710
Physical Power Sales (MMWh)	15,096	14,505	15,458	13,773	23,493	22,652	27,346	21,982	58,832	95,473	283,697
Financial Settlements (BBtue/d)	8,081	7,595	6,810	6,716	25,033	18,804	17,952	17,072	7,295	19,703	82,556

Analysis of Price Risk Management Activities and Forward Book
Trading Portfolio Value at Risk:

December 31, 2005
(In millions)
One Day VAR-95% Confidence Level at 12/31/05	$60
Average VAR-95% Confidence Level during 2005	$36
High VAR-95% Confidence Level during 2005	$60
Low VAR-95% Confidence Level during 2005	$12

	December 31, 2005
	Forward	Return of Cash	Total Cash
	Trading Book	Collateral (2)	Expectations (3)
	(In millions)
Risk Management Assets and Liabilities
Mark to Market Value and Cash Liquidation
2006	$(233)	$219	$(14)
2007	(105)	52	(53)
2008	(48)	43	(5)
2009	(57)	45	(12)
2010	(57)	59	2
Remainder	(253)	234	(19)

Total	$(753)	$652	$(101)

(1)	Average VAR was calculated using the historical simulation methodology at a 95% confidence level.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in Exploration & Production segment’s non-trading book.

(3)	Estimated present value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, was $(345) million at December 31, 2005.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005				2004				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Gross margin and other revenue	$30	$67	$17	$(4)	$132	$165	$118	$110	$110	$525	$753

Operating expenses
Operation and maintenance	27	49	28	36	75	72	71	56	140	274	472
Depreciation, depletion and amortization	7	7	5	4	11	9	9	9	23	38	76
Loss on long-lived assets	13	277	—	76	240	16	77	236	366	569	185
Taxes, other than income taxes	7	9	7	(13)	11	13	10	6	10	40	40

Total	54	342	40	103	337	110	167	307	539	921	773

Operating income (loss)	(24)	(275)	(23)	(107)	(205)	55	(49)	(197)	(429)	(396)	(20)

Equity earnings and other income (expense)	(13)	(31)	(26)	48	32	46	39	(297)	(22)	(180)	(20)

Earnings (loss) before interest expense and income taxes (EBIT)	$(37)	$(306)	$(49)	$(59)	$(173)	$101	$(10)	$(494)	$(451)	$(576)	$(40)

Significant Items:
Operating expenses	$13	$296	$—	$75	$243	$15	$80	$235	$384	$573	$189
Equity earnings and other income	61	87	50	(26)	23	15	11	346	172	395	339

Total Significant Items	$74	$383	$50	$49	$266	$30	$91	$581	$556	$968	$528

EBIT
Domestic power	$12	$44	$(161)	$(9)	$(73)	$41	$(33)	$(392)	$(114)	$(457)	$(233)
International power	(28)	(341)	119	(68)	(88)	69	39	(86)	(318)	(66)	284
Power G&A	(21)	(9)	(7)	18	(12)	(9)	(16)	(16)	(19)	(53)	(91)

Total Power	$(37)	$(306)	$(49)	$(59)	$(173)	$101	$(10)	$(494)	$(451)	$(576)	$(40)

Discontinued operations
EBIT	$(13)	$(75)	$8	$(64)	$4	$1	$3	$(31)	$(144)	$(23)	$12
Significant Items	$14	$78	$—	$74	$—	$—	$—	$31	$166	$31	$—

FIELD SERVICES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005				2004				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Gross Margin	$3	$7	$7	$8	$29	$28	$33	$3	$25	$93	$96

Operating expenses
Operation and maintenance	(1)	4	29	(5)	20	19	12	23	27	74	85
Depreciation, depletion and amortization	1	1	1	—	2	3	3	—	3	8	27
(Gain) loss on long-lived assets	1	6	3	—	2	6	506	(7)	10	507	173
Taxes, other than income taxes	—	1	—	—	3	1	1	—	1	5	8

Total	1	12	33	(5)	27	29	522	16	41	594	293

Operating income (loss)	2	(5)	(26)	13	2	(1)	(489)	(13)	(16)	(501)	(197)

Equity earnings and other income	180	2	4	115	26	20	538	1	301	585	326

Earnings (loss) before interest expense and income taxes (EBIT)	$182	$(3)	$(22)	$128	$28	$19	$49	$(12)	$285	$84	$129

Significant Items:
Operating expenses	$1	$6	$31	$—	$3	$7	$505	$(6)	$38	$509	$176
Equity earnings and other income	(180)	—	—	(112)	1	1	(513)	10	(292)	(501)	(181)

Total Significant Items	$(179)	$6	$31	$(112)	$4	$8	$(8)	$4	$(254)	$8	$(5)

Discontinued operations
EBIT	$9	$12	$9	$392	$8	$8	$12	$8	$422	$36	$4
Significant Items	$—	$—	$—	$(394)	$—	$—	$—	$1	$(394)	$1	$—

OTHER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005				2004				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Gross margin and other revenue	$19	$16	$8	$11	$30	$16	$7	$42	$54	$95	$63

Operating expenses
Operation and maintenance	37	34	80	362	8	3	46	169	513	226	152
Western Energy Settlement	59	—	—	—	—	—	—	—	59	—	2
Depreciation, depletion and amortization	9	17	6	10	13	12	9	17	42	51	67
(Gain) loss on long-lived assets	—	(4)	—	—	(3)	(5)	(1)	3	(4)	(6)	510
Taxes, other than income taxes	5	5	1	10	5	7	9	17	21	38	38

Total	110	52	87	382	23	17	63	206	631	309	769

Operating income (loss)	(91)	(36)	(79)	(371)	7	(1)	(56)	(164)	(577)	(214)	(706)

Equity earnings and other income (expense)	1	24	12	19	20	10	(1)	(32)	56	(3)	(146)

Earnings (loss) before interest expense and income taxes (EBIT)	$(90)	$(12)	$(67)	$(352)	$27	$9	$(57)	$(196)	$(521)	$(217)	$(852)

Significant Items:
Operating expenses	$1	$22	$—	$—	$5	$(2)	$29	$53	$23	$85	$599
Western Energy Settlement	59	—	—	—	—	—	—	—	59	—	2
Equity earnings and other income	—	—	—	—	—	—	—	3	—	3	15

Total Significant Items	$60	$22	$—	$—	$5	$(2)	$29	$56	$82	$88	$616

EBIT
Global Networks (Telecom)	$—	$8	$(2)	$2	$(2)	$(6)	$—	$7	$8	$(1)	$(440)
LNG	—	—	—	—	—	(2)	—	(3)	—	(5)	(185)
EnCap	4	2	1	1	15	—	2	—	8	17	21
Petroleum Markets Other	4	2	1	3	5	4	3	4	10	16	1
Corporate	(98)	(24)	(67)	(358)	9	13	(62)	(204)	(547)	(244)	(249)

Total EBIT	$(90)	$(12)	$(67)	$(352)	$27	$9	$(57)	$(196)	$(521)	$(217)	$(852)

EL PASO CORPORATION
SCHEDULE OF SIGNIFICANT ITEMS
(UNAUDITED)

	2005				2004				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2005	2004	2003

Restructuring costs
Employee severance, retention and transition costs	$1	$2	$—	1	$27	$6	$2	$3	$4	$38	$71
Facility closures	—	27	—	—	—	—	30	50	27	80	48

Total restructuring costs	1	29	—	1	27	6	32	53	31	118	119

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	14	282	3	107	246	23	576	248	406	1,093	791
Long-lived assets net (gain) loss on sales	—	(5)	—	14	(7)	(6)	5	(8)	9	(16)	77

Total (gain) loss on long-lived assets	14	277	3	121	239	17	581	240	415	1,077	868

Impairments and net (gain) loss on sale of investments
Equity investments impairment	85	88	159	15	18	19	14	346	347	397	449
Equity investments net (gain) loss on sales	(204)	(1)	(110)	(113)	6	(1)	(520)	(6)	(428)	(521)	(273)
Cost basis investments impairment and gain on sales	—	—	—	(40)	—	(2)	2	2	(40)	2	(1)

Total (gain) loss on investments	(119)	87	49	(138)	24	16	(504)	342	(121)	(122)	175

Western Energy Settlement	59	—	—	—	—	—	—	—	59	—	119
Macae receivable impairment	—	18	—	—	—	—	—	—	18	—	—
Gas supply contract termination	—	—	28	—	—	—	—	—	28	—	—
Re-application of SFAS No. 71 (CIG and WIC)	—	—	—	—	—	—	—	—	—	—	(18)
Ceiling test charges	—	—	—	—	—	—	—	—	—	—	5

Total Significant Items impacting EBIT	$(45)	$411	$80	$(16)	$290	$39	$109	$635	$430	$1,073	$1,268

Significant Items impacting EBIT by segment:
Pipeline Group	$—	$(2)	$(1)	$46	$4	$1	$(4)	$(16)	$43	$(15)	$118
Exploration & Production	—	2	—	1	9	2	1	10	3	22	16
Marketing and Trading	—	—	—	—	2	—	—	—	—	2	(5)
Power	74	383	50	49	266	30	91	581	556	968	528
Field Services	(179)	6	31	(112)	4	8	(8)	4	(254)	8	(5)
Other	60	22	—	—	5	(2)	29	56	82	88	616

Total Significant Items impacting EBIT	$(45)	$411	$80	$(16)	$290	$39	$109	$635	$430	$1,073	$1,268